                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                 FORM 8-K/A-3

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): August 27, 1999




                        XML - GLOBAL TECHNOLOGIES, INC.
                  ------------------------------------------
            (Exact name of registrant as specified in its charter)



     Colorado                       0-23391                 84-1434313
-----------------------           -----------               ------------------
(State or other juris-     (Commission file number)    (IRS Employer
diction of incorporation                               Identification No.)
or organization)


      1038 Homer Street, Vancouver, British Columbia, Canada     V6B 2W9
    ----------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code:  (800) 201-1848


                      INTERNATIONAL CAPITAL FUNDING, INC.
             -----------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

  (a)     Financial Statements

     Pursuant to Item 7(a)(4), the Registrant files herewith the following financial statements of the acquired business:

     Report of Independent Certified Public Accountants

     XML - Global Technologies, Inc. and Subsidiaries Consolidated Balance Sheet as of June 30, 1999

     XML - Global Technologies, Inc. and Subsidiaries Consolidated Statement of Operations for the period May 18, 1999 (Date of Inception) to June 30, 1999

     XML - Global Technologies, Inc. and Subsidiaries Consolidated Statement of Stockholders' Deficit for the period May 18, 1999 (Date of Inception) to June 30, 1999

     XML - Global Technologies, Inc. and Subsidiaries Consolidated Statement of Cash Flows for the period May 18, 1999 (Date of Inception) to June 30, 1999

     Notes to Financial Statements June 30, 1999

  (b)     Pro Forma Financial Information

     Pursuant to Item 7(b) and Item 7(a)(4), the Registrant files herewith the Financial Statements identified in Item 7(a) above, which satisfy the requirements of Item 7(b) and Item 310(c) and (d) of Regulation S-B.

                XML-Global Technologies, Inc. and Subsidiaries
                         (A Development Stage Company)
                               Table of Contents
                                 June 30, 1999

                                                                   Page


Auditor's Report                                                   F-1

Consolidated Financial Statements
  Balance Sheet                                                    F-2
  Statement Operations                                             F-3
  Statement Stockholders' Deficit                                  F-4
  Statement of Cash Flows                                          F-5
  Notes to Consolidated Financial Statements                       F-6

                                Moss-Adams LLP
                         Certified Public Accountants
                      114 West Magnolia Street, Suite 301
                          Bellingham, WA  98225-4318
                  (360) 676-1920 (tel)  (360) 671-5411 (fax)


                         Independent Auditor's Report



To the Board of Directors and Stockholders
XML - Global Technologies, Inc.

We have audited the accompanying consolidated balance sheet of XML - Global Technologies, Inc. and Subsidiaries (a development stage company) as of June 30, 1999, and the related consolidated statements of operations, stockholders' deficit, and cash flows for the period May 18, 1999 (date of inception) to June 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of XML - Global Technologies, Inc. and Subsidiaries as of June 30, 1999, and the results of its operations and its cash flows for the period May 18, 1999 (date of inception) to June 30, 1999 in conformity with generally accepted accounting principles.


MOSS ADAMS LLP

Bellingham, Washington
October 6, 1999, except for Note 1, as to which the date is November 8, 1999

               XML - Global Technologies, Inc. and Subsidiaries
                         (A Development Stage Company)
                          Consolidated Balance Sheet
                                 June 30, 1999




       ASSETS
Current Assets
  Cash                                                   $      9,581
  Trade accounts receivable                                     8,232
  Other receivable                                              3,509
  Prepaid expenses                                              4,658
       Total current assets                                    25,980
Property and Equipment, net                                    54,938
Trademarks and Patents                                          7,134
                                                         ------------
  Total Assets                                           $     88,052
                                                         ============

       LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
  Trade accounts payable and accrued liabilities         $     55,182
  Advances due to directors                                     8,755
  Note payable                                                135,135
                                                         ------------
       Total liabilities                                      199,072
                                                         ------------
Stockholders' Deficit
  Common stock ($.0001 par value, 500,000,000
   shares authorized, 17,500,000 shares issued
   and outstanding)                                             1,750
Additional paid-in capital                                      8,079
Deficit accumulated during the development stage             (120,849)
                                                         ------------
       Total stockholders' deficit                           (111,020)
                                                         ------------
Total Liabilities and Stockholders' Deficit              $     88,052
                                                         ============


               XML - Global Technologies, Inc. and Subsidiaries
                         (A Development Stage Company)
                     Consolidated Statement of Operations
       For the Period May 18, 1999 (Date of Inception) to June 30, 1999


Revenue                                                  $      2,137
                                                         ------------
Operating Expenses
Research and development                                       49,809
General and administrative                                     70,091
Depreciation                                                    3,086
                                                         ------------
       Total operating expenses                               122,986
                                                         ------------
Net Loss Before Provision for Income Taxes                   (120,849)
Provision For Income Taxes                               -------------
Net Loss                                                 $   (120,849)
                                                         ============
Earnings (Loss) Per Share
Basic                                                    $      (0.01)
                                                         ============
Diluted                                                  $      (0.01)
                                                         ============


                           XML - Global Technologies, Inc. and Subsidiaries
                                     (A Development Stage Company)
                            Consolidated Statement of Stockholders' Deficit
              For the Period May 18, 1999 (Date of Inception) to June 30, 1999


                                                                     Deficit
                                                                   Accumulated
                          Common Stock              Additional     During the
                --------------------------------      Paid-in      Development
                   Shares              Amount         Capital         Stage          Total
                ------------        ------------    -----------   ------------    -----------

BALANCE, May 18,
 1999 (date of
 inception)               -          $        -     $       -      $        -     $        -
Share issuances  12,500,000               1,250        11,250               -         12,500
Net loss                  -                   -             -        (120,849)      (120,849)
Assumption of
 liabilities of
 International
 Capital Funding,
 Inc.             5,000,000                 500        (3,171)              -         (2,671)
                ------------         -----------    ----------     -----------     ----------
BALANCE, June
 30, 1999        17,500,000          $    1,750     $   8,079      $ (120,849)    $ (111,020)
                ============         ===========    ==========     ===========     ==========

               XML - Global Technologies, Inc. and Subsidiaries
                         (A Development Stage Company)
                     Consolidated Statement of Cash Flows
       For the Period May 18, 1999 (Date of Inception) to June 30, 1999

                          Increase (Decrease) in Cash

Cash Flows From Operating Activities
  Net loss                                               $   (120,849)
 Adjustments to reconcile net loss to
 net cash used in operating activities
  Stock issued in exchange for intellectual
  property rights and for services                             12,500
  Depreciation                                                  3,086
Changes in operating assets and liabilities
  Trade accounts receivable                                    (1,661)
  Other receivable                                             (3,509)
  Prepaid expenses                                             (4,658)
  Trade accounts payable and accrued liabilities               50,389
  Advances due to directors                                     1,223
                                                         ------------
  Net cash used in operating activities                       (63,479)
                                                         ------------
Cash Flows From Investing Activities
  Purchases of property and equipment                         (55,552)
  Acquisition of trademarks and patents                        (7,134)
  Acquisition of subsidiary, net of cash acquired                 611
                                                         ------------
  Net cash used in investing activities                       (62,075)
                                                         ------------
Cash Flows From Financing Activities
  Proceeds from issuance of note payable                      135,135
                                                         ------------
Net Change In Cash                                              9,581
Cash, beginning of period                                           -
                                                         ------------
Cash, end of period                                      $      9,581
                                                         ============
Supplemental Disclosure of Cash Flow Information
  Interest paid                                          $          -
                                                         ============
  Income taxes paid                                      $          -
                                                         ============
Supplemental Schedule of Noncash Transaction
  Assumption of liabilities of International
   Capital Funding, Inc.                                 $      2,671
                                                         ============

               XML - Global Technologies, Inc. and Subsidiaries
                         (A Development Stage Company)
                  Notes to Consolidated Financial Statements
                                 June 30, 1999

Note 1 - Organization, Reverse Acquisition and Subsequent Financing, and Operations

     Organization and Development Stage Operations

     Effective August 27, 1999, XML-Technologies, Inc. (XML-Technologies) and International Capital Funding, Inc. (ICF) entered into an Agreement and Plan of Reorganization (the Agreement). In accordance with the Agreement, the shareholders of XML-Technologies received 12.5 million shares of ICF stock in exchange for the 12.5 million outstanding shares of XML-Technologies. The shareholders of ICF retained 5 million shares in exchange for no assets and the assumption of $2,671 of liabilities of ICF by XML-Technologies. The transaction was accounted for as a recapitalization of XML-Technologies and the accompanying consolidated financial statements present the financial position, results of operations, and cash flows of XML-Technologies.

     ICF was organized in 1991 for the purpose of consummating a merger or acquisition with a private entity. Prior to entering into the Agreement, it had no material amount of assets or liabilities and no operations. Subsequent to completing the Agreement, ICF changed its name to XML-Global Technologies, Inc. (XML-Global Technologies or the Company) and changed its year-end to June 30.

     The capital structure in the accompanying consolidated financial statements reflects a ten for one forward stock split of ICF shares authorized on August 3, 1999 in anticipation of entering into the Agreement. The activity of ICF for the period July 1, 1999 and August 27, 1999 (date of the Agreement) was not significant and will be included in the Company's consolidated financial statements for the three months ended September 30, 1999.

     XML-Technologies is a Nevada corporation organized May 18, 1999 to hold either directly or indirectly all outstanding shares of XML-Global Research, Inc. and Walkabout Website Designs, Ltd., both of which are British Columbia corporations. The Company and its subsidiaries engage in the business of developing internet-based software applications using XML (Extensible Markup Language). XML is an abbreviated version of SGML (Standard General Markup Language), the international standard for defining descriptions of the structure and content of electronic documents.

     For the period May 18, 1999 through June 30, 1999, the Company and its subsidiaries' efforts have been devoted to legal formation; financial planning; recruiting directors, advisors and employees; and raising additional financing. Development stage operations during this period have been financed with a loan from a director of the Company.

     Subsequent Financing

     Concurrent with completing the Agreement, the Company issued 2,330,000 units to investors at $1 per unit for total proceeds of $2,330,000. Costs associated with issuance were not material. Units issued consist of one common share and a purchase warrant entitling the holder to acquire one common share at an exercise price of $4 within the first six months following the issue date, or $6 within the second six months following the issue date. The shares issued are exempt from registration in reliance on Rule 506 of Regulation D of the Securities Act 1933. Net proceeds from the issuance will be used to help fund the Company's working capital needs until such time as development stage operations cease and profitable operations are achieved.

Note 2 -  Summary of Significant Accounting Policies

     Principles of Consolidation - The consolidated financial statements include the accounts of XML-Global Technologies, Inc. and its wholly-owned U.
S. and Canadian subsidiaries. All material intercompany accounts and transactions have been eliminated in consolidation.

     Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements. Actual results could differ from those estimates.

     Allowance for Doubtful Accounts - The Company considers all trade accounts receivable to be fully collectible. Accordingly, no allowance for doubtful accounts has been recorded.

     Property and Equipment - Property and equipment is recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets.

     Intangible Assets - Legal costs associated with obtaining and protecting trademarks and patents are capitalized. Once a trademark or patent is perfected, the related costs are amortized over five years using the straight-line method.

     Valuation of Long-Lived Assets - The Company periodically reviews long-lived assets, including identifiable intangible assets, whenever events or changes in circumstances indicate that the carrying amount of an asset may be impaired and not recoverable. Adjustments are made if the sum of the expected future undiscounted operating cash flows is less than the carrying amount.

     Research and Development Costs - Research and development costs are expensed as incurred. Statement of Financial Accounting Standards No. 86, Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed, does not materially affect the Company.

     Income Taxes - The Company accounts for income taxes using the liability method. Deferred taxes are recognized for temporary differences between the basis of assets and liabilities for financial and income tax purposes at enacted tax rates. Deferred tax amounts represent the future tax consequences of those differences, which will be either deductible or taxable when the assets and liabilities are recovered or settled. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized. The Company files a consolidated tax return in the United States. It files separate tax returns for each of its Canadian subsidiaries in Canada. Additionally, the Canadian subsidiaries are subject to provincial income taxes in Canada.

     Foreign Currency Translation - All asset and liability accounts of Canadian operations are translated into U.S. dollars at current exchange rates. Revenues and expenses are translated using the average exchange rate prevailing during the period. Foreign currency translation adjustments were not material during the period May 18, 1999 (date of inception) to June 30, 1999.

     Earnings Per Share - The Company reports earnings per share in accordance with Statement of Financial Accounting Standards (SFAS) No. 128, Earnings Per Share.

     Segment Information - The Company reports segment information in accordance with SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information. SFAS No. 131 requires that reportable segments be designated using a management approach, which relies on the internal organization used by management for making operational decisions and assessing performance. SFAS No. 131 also requires certain disclosures about products and services, geographic areas, and major customers.

     New Accounting Standard - In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. Among other provisions, SFAS No. 133 requires that entities recognize all derivatives as either assets or liabilities in the balance sheet and measure those financial instruments at fair value. Accounting for changes in fair value is dependent on the use of the derivatives and whether such use qualifies as hedging activity. The new standard, as amended, becomes effective for the Company in fiscal 2001, and management is currently assessing the impact, if any, it may have on financial position and results of operations.

Note 3 -  Mergers and Acquisitions

     XML-Global Research, Inc.

     Effective May 20, 1999, XML-Technologies, Inc. completed the acquisition of XML-Global Research, Inc. (Global) by purchasing all outstanding shares of common stock of Global for a nominal amount. Global is a British Columbia corporation organized February 4, 1999 for the purpose of engaging in software development. The acquisition has been accounted for using the purchase method of accounting for business combinations. Prior to the acquisition, Global had no significant operations, and no goodwill was recorded in connection with the combination.

     Walkabout Website Designs, Ltd.

     Effective May 27, 1999, XML-Global Research, Inc. completed the acquisition of Walkabout Website Designs, Ltd. (Walkabout) by purchasing all outstanding shares of common stock of Walkabout for a nominal amount. Walkabout is a British Columbia corporation organized September 1, 1998 for the purpose of engaging in software development. The acquisition has been accounted for using the purchase method of accounting for business combinations; and, accordingly, the operating results of Walkabout have been included in the Company's financial statements from the date of acquisition. No goodwill was recorded in connection with the combination.

Note 4 -  Property and Equipment

     Property and equipment consist of the following:


     Computer hardware                                      $    50,685
     Office equipment                                             7,339
                                                            ------------
                                                                 58,024
     Accumulated depreciation                                    (3,086)
                                                            ------------
                                                            $    54,938
                                                            ============

Note 5 -  Note Payable

     XML-Technologies, Inc. has a $135,000 unsecured note payable to a director of the Company. The note is denominated in Canadian dollars, bears interest at 9.25%, and is due on the earlier of demand or September 30, 1999.

Note 6 -  Income Taxes

     The provision for income taxes consists of the following:


     Deferred Canadian federal and provincial tax benefit   $     48,300
     Increase in valuation allowance                             (48,300)
                                                            -------------
                                                            $          -
                                                            =============

     The total provision differs from the amount computed using U.S. federal statutory income tax rates as follows:


     Net loss before provision for income taxes             $    (120,849)
     U.S. statutory rate                                             34%
     Tax benefit at statutory rate                                (41,100)
     Excess income tax benefit in Canada                           (7,200)
     Increase in valuation allowance                               48,300
                                                            --------------
                                                            $           -
                                                            ==============

     Tax effects of temporary differences that give rise to deferred tax assets, based on a 40% Canadian tax rate, consist solely of a $48,300 net operating loss carryforward, which expires in 2006. Management currently believes uncertainty exists surrounding realization of the deferred tax asset and has recorded a $48,300 valuation allowance to offset completely the value of the asset.

Note 7 -  Earnings per Share

     The numerators and denominators of basic and diluted earnings per share are as follows:


     Numerator - net loss                                   $    (120,849)
                                                            ==============
     Denominator - weighted average number of shares
       outstanding                                             17,500,000
                                                            ==============

     At June 30, 1999, the Company had no potential common shares that would have had a dilutive effect.

Note 8 -  Stockholders' Equity

     Preferred Stock

     The Company has 100,000,000 authorized shares of $0.01 par value preferred stock. The Board of Directors may authorize issuance of any number of shares in series and assign specific rights and preferences to each series without limitation. As of June 30, 1999, no shares have been issued.

     Common Stock and Stock Warrants

     The Company has a single class of $0.0001 par value common stock. Authorized shares total 500 million. After giving effect to the reverse acquisition discussed in Note 1 and a ten for one stock split authorized on August 3, 1999, the Company has 17.5 million shares outstanding.

     Subsequent to June 30, 1999, and concurrently with the reverse acquisition discussed in Note 1, the Company issued 2,330,000 units to investors at $1.00 per unit for total proceeds of $2,330,000. Costs associated with issuance were not material. Units issued consist of one common share and a purchase warrant entitled the holder to acquire one common share at an exercise price of $4.00 within the first six months following the issue date or $6.00 within the second six months following the issue date. The shares issued are exempt from registration in reliance on Rule 506 of Regulation D of the Securities Act of 1933.

Note 9 -  Related Party Transactions

     During the period May 18, 1999 (date of inception) to June 30, 1999, the Company paid $6,100 of management fees to directors and to companies controlled by directors.

Note 10 - Credit Risk

     Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and trade accounts receivable. The Company places its temporary cash investments with major Canadian financial institutions. The Company extends credit to customers based on evaluation of customers' financial condition and credit history. Collateral is generally not required. Customers include Canadian and U.S. entities engaged in electronic commerce and software development.

Note 11 - Segment and Geographic Information

     The Company's primary operations consist of the development and sale of internet-based software applications and software engineering contracts. Management assesses the operations of its software sales and engineering activities as separate segments. However, through June 30, 1999, the Company's efforts were focused primarily on development stage operations, and no material activities occurred within these segments. Currently, the Company also has no major customers. At June 30, 1999, essentially all of the Company's long lived assets were located in British Columbia, Canada.

Note 12 - Fair Value of Financial Instruments

     The fair values of cash, trade accounts receivable and payable, accrued liabilities, advances due to directors, and note payable all approximate their fair value due to the short-term nature of the instruments.

Note 13 - Year 2000 Issue

     Currently, management is reviewing the Company's software programs and hardware components to determine whether or not modifications will be required to prevent problems related to the Year 2000 Issue. In connection with this process, management is currently making an assessment of potential expense, if any, to be incurred to ensure all of the Company's computer systems and various other subsystems, are Year 2000 compliant.

     Because of the unprecedented nature of the Year 2000 Issue, its effects and the success of related remediation efforts, if any are required, will not be fully determinable until the year 2000 and thereafter. Management cannot assure that the Company is or will be Year 2000 ready, that the Company's remediation efforts will be successful in whole or in part, or that parties with whom the Company does business will be Year 2000 ready.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              XML - GLOBAL TECHNOLOGIES, INC. fka
                              INTERNATIONAL CAPITAL FUNDING, INC.



Date: November 10, 1999       By:  /s/ Peter Shandro
                                   ------------------------------------
                                   Peter Shandro, Chief Executive Officer